Exhibit 10.22

NINTH AMENDMENT AGREEMENT

THIS NINTH AMENDMENT AGREEMENT (this “Agreement”), is dated as of April 26, 2007 by and between Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, Q.E.P. - O’TOOL, INC., a Nevada corporation with its chief executive office and principal place of business at 1070 Mary Crest Road, Henderson, NV 89014, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, ROBERTS JAPAN KK, an entity organized in Japan with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, ROBERTS COMPANY CANADA LIMITED, an entity organized in Ontario, Canada with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7, ROBERTS HOLLAND B.V., an entity organized in The Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, P.O. Box 64, Parallelweg, The Netherlands, ROBERTS U.K. LIMITED, an entity organized in England with its chief executive office and principal place of business at Nesfield House, Broughton Hall Business Park, Skipton, North Yorks BD23 3AN, United Kingdom, ROBERTS GERMANY GmbH, an entity organized in Germany with its chief executive office and principal place of business at 3360 AB Sliedrecht, Parallel weg, The Netherlands, ROBERTS S.A.R.L., an entity organized in France with its chief executive office and principal place of business at 25 rue de la Gare, 78370b Plaisir, France, Q.E.P. STONE HOLDINGS, INC., a Florida corporation with a place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, Q.E.P. AUST. PTY. LIMITED, an entity organized in Australia with a place of business atNo.2 Dunlopillo Drive, Dandenong, Victoria, Australia, Q.E.P. CHILE LIMITADA, an entity organized in Chile with a place of business at San Gerardo 731, Comuna De Recoleta, Santiago, Chile, Q.E.P. HOLDING B.V., an entity organized in the Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, Parallelweg, The Netherlands, Q.E.P. CO. NEW ZEALAND LIMITED, an entity organized in New Zealand with a place of business at Unit 1, 9 John Glenn Avenue, Albany, Auckland, New Zealand, Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company with a place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, Q.E.P. ZOCALIS S.R.L., an entity organized in Argentina with its chief executive office and principal place of business at 1607 Villa Adelina, Buenos Aires, Argentina, BOIARDI PRODUCTS CORPORATION, an Ohio corporation, with its chief executive office and principal place of business at 453 Main Street, Little Falls, New Jersey 07424, Q.E.P. CO. U.K. LIMITED, an entity organized in England with its chief executive office and principal place of business at Everest Road, Lytham St Annes, Lancashire FY8 3AZ, VITREX LIMITED, an entity organized in England with its chief executive office and principal place of business at Everest Road, Lytham St Annes, Lancashire FY8 3AZ, ROBERTS CAPITOL, INC., a Florida corporation with a chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487,

ROBERTS MEXICANA, S.A. DE C.V., an entity organized in Mexico with its chief executive office and principal place of business at Poniente 152, numero 935, Colonia Industrial Vallejo, C.P. 02300, Mexico, D,F., and P.R.C.I. SA, an entity organized in France with its chief executive office and principal place of business at 111 Rue du Masdeporaly, Zone Industrielle 34000, Montpellier, France (all of the foregoing are hereinafter collectively referred to as, the “Borrower”), BANK OF AMERICA, N.A., suceessor-in-interest to FLEET CAPITAL CORPORATION (“BOA”) and HSBC BANK USA, NATIONAL ASSOCIATION, successor-by-merger to HSBC BANK USA (“HSBC” and together with BOA, the “Lenders” and each individually a “Lender”), and BANK OF AMERICA, N.A., successor-in-interest to FLEET CAPITAL CORPORATION, with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut, 06033, as agent for the Lenders, (hereinafter referred to as the “Agent”).

PREAMBLE

WHEREAS, pursuant to that certain Second Amended and Restated Loan Agreement dated as of November 14,2002 by and among the Borrower, the Lenders and the Agent (as amended and in effect from time to time, the “Loan Agreement”), the Lenders made, or agreed to make in the future, certain Loans to the Borrower;

WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Loan Agreement in order to, among other things, amend the definition of Borrowing Base and amend certain financial covenants; and

WHEREAS, the Agent and the Lenders are willing to amend the Loan Agreement subject to and in reliance upon the representations, warranties, acknowledgments, covenants and agreements of Borrower contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and acknowledging that the Agent and the Lenders are relying upon the representations, warranties, acknowledgments, covenants and agreements of Borrower contained herein, Borrower, the Agent and the Lenders agree as follows:

I. Acknowledgments and Affirmations.

A. Borrower, the Agent and the Lenders acknowledge and agree that capitalized terms used herein and without definition shall have the meanings assigned to them in the Loan Agreement.

B. Borrower acknowledges and affirms that:

1. As of April 16, 2007, Borrower is legally and validly indebted to the Lenders under the Loan Agreement in the principal amount (including the face amount of outstanding Letters of Credit) of $22,336,967.96 with respect to the Revolving Loan, $1,999,999,92 with respect to the Term Loans, $0 with respect to the BV Loans and $ 1,721,342,53 with respect to the Mortgage Loan, plus interest, fees and charges accrued and accruing thereon and thereunder, and there is no defense, offset or counterclaim with respect to any such indebtedness or independent claim or action against the Agent or the Lenders.

2. All indebtedness of Borrower to the Agent and the Lenders, whenever and however arising, is secured by a duly perfected, first priority security interest in the Collateral (or, in the case of QEP UK, Vitrex, Roberts Mexicana, S.A. de C.V., and P.R.C.I. SA a second priority security interest in the Collateral which is and shall be junior only to the liens described in subsection III (ii) of the Fourth Amendment and Waiver Agreement dated as of March 31,2005, by and between the Borrowers, the Lenders and the Agent).

C. Borrower represents and warrants that:

1. The resolutions previously adopted by the Board of Directors of each Borrower with respect to the Loan Agreement and provided to Lenders have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

2. Each Borrower has the corporate power and authority to enter into this Agreement and the transactions contemplated herein, and each Borrower has taken all necessary corporate action to authorize this Agreement and the transactions contemplated herein.

3. Except as amended by this Agreement, all representations, warranties and covenants contained in the Loan Agreement, and in the schedules and exhibits attached thereto, are true and correct on and as of the date hereof, are incorporated herein by reference and, with respect to each Borrower organized under the laws of any jurisdiction within the United States, Canada, the Netherlands, Australia or the United Kingdom, are hereby remade, and, with respect to each other Borrower, are hereby remade to the best of their knowledge,

4. No Borrower is currently in default under the Loan Agreement, and, except as otherwise consented to in writing by the Agent and the Lenders, no condition exists or has occurred which would constitute a default thereunder but for the giving of notice or passage of time, or both.

D. The consummation of the transactions contemplated herein (a) is not prevented or limited by, nor does it conflict with or result in a breach of the terms, conditions or provisions of, any Borrower’s articles of incorporation or bylaws, or any evidence of indebtedness, agreement or instrument of whatever nature to which any Borrower is a party or by which any of them is bound, (b) does not constitute a default under any of the foregoing, and (c) does not violate any federal, state or local law, regulation or order of any court or agency which is binding upon any Borrower,

II. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

A. The definition of “Borrowing Base” is Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following:

“Borrowing Base” means, at the relevant time of reference, the amount which is equal to (i) 85% of Eligible Accounts Receivable, plus (ii) the lesser of (a) the sum of (1) 44% of Eligible Raw Material Inventory of Q.E.P. Co., Inc., Roberts Consolidated Industries, Inc., Roberts Holding International, Inc., Roberts Company Canada Limited and Roberts Capitol, Inc., plus (2) 65% of Eligible Finished Goods Inventory of Q.E.P. Co,, Inc., Roberts Consolidated Industries, Inc., Roberts Holding International., Inc., Roberts Company Canada Limited and Roberts Capitol, Inc., plus (3) 26% of Eligible Raw Materials Inventory of Boiardi Products Corporation and Q.E.P. Stone Holdings, Inc., plus (4) 51% of Eligible Finished Goods Inventory of Boiardi Products Corporation and Q.E.P. Stone Holdings, Inc., plus (5) 55% of Eligible Finished Goods of Q.E.P, -O’Tool, Inc., or (b) $14,000,000, provided that the Required Lenders may, in their sole discretion, at any time and from time to time upon three (3) Business Days’ prior written notice (unless a Default or an Event of Default shall have occurred and be continuing, in which event no such notice shall be required), adjust the advance rates set forth within this definition of “Borrowing Base”).

B. Section 7.4 of the Loan Agreement is hereby deleted and replaced with the following:

Section 7.4 Senior Debt to Trailing EBITDA Ratio. The Borrower shall maintain as of the end of each fiscal quarter of the Borrower, on a rolling four quarter basis, a ratio of (i) Senior Debt to (ii) trailing twelve-month Earnings Before Interest, Taxes, Depreciation and Amortization of not more than as set forth in the following table:

Fiscal Quarter Ending	Ratio Not More Than
2/28/07	5,25:1.0
5/31/07	5.00:1.0
8/31/07	4.75:1.0
11/30/07	4.50:1.0
2/28/08 - Maturity	4.00:1.0

C. Section 7.7 of the Loan Agreement is hereby deleted and replaced with the following:

Section 7.7 Fixed Charge Coverage Ratio. The Borrower shall maintain, on a rolling four quarter basis, a ratio of (i) Earnings Before Interest, Taxes, Depreciation and Amortization minus unfinanced Capital Expenditures minus all taxes paid during such period minus all dividends paid during such period, to (ii) Current Maturities of Long-Term Debt plus Interest Expense of not less than as set forth in the following table:

Fiscal Quarter Ending	Ratio Not More Than
2/28/07	0.65:1.0
5/31/07	0.85:1.0
8/31/07-11/30/07	1.00:1.0
2/28/08 - Maturity	1.15:1.0

D. Section 7.9 of the Loan Agreement is hereby deleted and replaced with the following:

Section 7.9 Exclusions from Calculations. All calculations made pursuant to Article 7 shall exclude (a) any adjustments required by GAAP as a result of the mandatory put provisions contained in the Warrant Agreement between the Borrower and The HillStreet Fund, L.P. provided that (i) any change in the liability associated with such put provisions, (ii) the net loss from the sale of Borrower’s Holland subsidiary (approximately $555,000), (iii) the income statement, reclassification of the foreign exchange component of equity related to the sale of Borrower’s Holland subsidiary (approximately $447,000) and (iv) the amount of goodwill impairment write-off charge for fiscal year 2007 (approximately $7,520,000) shall be added back to EBITDA for all covenant calculation and pricing grid purposes, and (b) any proceeds from gain or EBITDA loss arising from the sale of any Subsidiary which sale has been consented to in writing by the Agent and the Lenders and has actually closed.

III. Conditions Precedent.

A. The effectiveness of this Agreement shall be subject to the prior satisfaction of each of the following conditions:

1. the Agent and the Lenders shall have received each of the following, in form and substance satisfactory to the Agent and its counsel:

(a) This Agreement, duly executed by Borrower;

(b) an amendment fee of $20,000.00; and

(c) All other documents, instruments and agreements that the Agent and the Lenders shall reasonably require in connection with this Agreement, including without limitation those documents, instruments, and agreements required under previous amendments to the Loan Agreement which have not yet been delivered to the Agent and the Lenders.

V. Miscellaneous.

A. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut (except its conflicts of laws provisions).

B. Upon the execution of this Agreement, the Loan Agreement is amended to the extent this Agreement amends the Loan Agreement. Except as specifically amended by the terms of this Agreement, all terms and conditions set forth in the Loan Agreement shall remain in full force and effect.

C. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one instrument.

[The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

WITNESSES AS TO ALL BORROWERS	BORROWER:

Q.E.P. CO., INC.

	By:	/s/ Lewis Gould
	Name:	Lewis Gould
	Title:	Authorized Signatory
Duly Authorized

Q.E.P.-O’TOOL, INC.

	By:	/s/ Lewis Gould
	Name:	Lewis Gould
	Title:	Authorized Signatory
Duly Authorized

MARION TOOL CORPORATION

	By:	/s/ Lewis Gould
	Name:	Lewis Gould
	Title:	Authorized Signatory
Duly Authorized

ROBERTS CONSOLIDATED INDUSTRIES, INC.

	By:	/s/ Lewis Gould
	Name:	Lewis Gould
	Title:	Authorized Signatory
Duly Authorized

ROBERTS HOLDING INTERNATIONAL INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

ROBERTS COMPANY CANADA LIMITED

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

ROBERTS U. K. LIMITED

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

ROBERTS GERMANY GmbH

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

ROBERTS S.A.R.L.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

ROBERTS JAPAN KK

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

ROBERTS HOLLAND B.V.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

Q.E.P. HOLDING B.V.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

Q.E.P. STONE HOLDINGS, INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

Q.E.P. AUST. PTY. LIMITED

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

Q.E.P. CO. NEW ZEALAND, LIMITED

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

Q.E.P. CHILE LIMITADA

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

Q.E.P. ZOCALIS HOLDING, L.L.C.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

Q.E.P. ZOCALIS S.R.L.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

BOIARDI PRODUCTS CORPORATION

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

Q.E.P, CO. U.K. LIMITED

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

VITREX LIMITED

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

ROBERTS CAPITOL, INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

ROBERTS MEXICANA, S.A. DE C.V.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

P.R.C.I. SA

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

WITNESSES AS TO AGENT:	AGENT:

BANK OF AMERICA, N.A., successor-in-interest to FLEET CAPITAL CORPORATION

	By:	/s/ Deirdre Z. Sikora
Deirdre Z. Sikora
Its Vice President
Duly Authorized

WITNESSES AS TO BOA:	LENDERS:

BANK OF AMERICA, N.A., successor-in-interest to FLEET CAPITAL CORPORATION

	By:	/s/ Deirdre Z. Sikora
Deirdre Z. Sikora
Its Vice President
Duly Authorized

WITNESSES AS TO HSBC:	HSBC BANK USA, NATIONAL ASSOCIATION successor-by-merger to HSBC Bank USA

	By:	/s/ Jose M. Cruz
Jose M. Cruz
Senior Vice President
Duly Authorized